CONSECO STOCKCAR STOCKS INDEX FUND
                     Investing in the companies that support
                          America's #1 spectator sport

                              Advisor Class Shares
                                   Prospectus
                                  May 12, 2000
                             as revised June 1, 2000

                        CONSECO CAPITAL MANAGEMENT, INC.
                               Investment Adviser

LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

PACE LAP: THE RISK/RETURN SUMMARY

*        Victory Lane
     -   The Conseco StockCar Stocks Index Fund's Investment Objectives

*        The Groove
     -   The Fund's Investment Strategy

*        Red and Yellow Flags
     -   The Risks of Investing in the Fund
     -   Is the Fund Right for You?
     -   Fund Performance
     -   About Fund Share Classes
     -   Fees and Expenses

GARAGE PASS: INSIDE THE CONSECO STOCKCAR STOCKS INDEX FUND

*        Green Flag
     -   How the Fund Operates

*        Going Flat Out
     -   How the Fund Invests
     -   That Other 5%

*        The Engine
     -   Index Investing
     -   The Conseco StockCar Stocks Index

CONSECO STOCKCAR STOCKS INDEX FUND TEAM: MANAGEMENT OF THE FUND

*        The Driver
     -   The Fund's Investment Adviser

*        The Crew
     -   The Fund's Administrator

A FINAL CHECK: IMPORTANT FUND DETAILS

*        The Fund's Place in the Race
     -   Calculating the Daily Share Price

*        The Purse
     -   How the Fund Pays Out Dividends and Distributions
     -   Taxes on Your Fund Investment

*        Track Record
-        Financial Highlights

IN THE DRIVER'S SEAT

*    Managing Your Fund Shares

CONSECO STOCKCAR STOCKS INDEX FUND

We invest in the companies that support NASCAR's Winston Cup Racing Series and the teams that race for it.

                        PACE LAP: THE RISK/RETURN SUMMARY

VICTORY LANE

THE CONSECO STOCKCAR STOCKS INDEX FUND'S INVESTMENT OBJECTIVES

The fund seeks GROWTH OF CAPITAL and CURRENT INCOME by investing in the companies of the CONSECO STOCKCAR STOCKS INDEX. The Fund aims to increase the value of your investment in two ways: through an increase in the price of the stocks the Fund invests in (that's known AS GROWTH OF CAPITAL) and passing along the dividends paid by the companies that the Fund invests in (that's CURRENT INCOME).

THE GROOVE

THE FUND'S INVESTMENT STRATEGY

The Fund invests in the companies of the Conseco StockCar Stocks Index (the "Index").* The Index consists of 54 companies that support NASCAR's Winston Cup Racing Series. The companies in the Index either sponsor NASCAR Winston Cup racing teams or races, or they earn money from NASCAR Winston Cup events.

The StockCar Stocks Index is a price-sensitive, equal-weighted stock Index. The Fund invests based on the Index. On Jan. 1, 2000, there were 54 companies in the Index. Equal-weighted means that on Jan. 1 of each year, each company is the same percentage of the Index. So, in January, the Fund invested 1/54 - a little more than 1.85% - of its money in each company. The Index is also price-sensitive. This means that the actual percentage of each company in the Index will change during the year because stock prices go up and down. A better performing stock will grow to be a higher percentage of the Index during the year and an underperforming stock will be a smaller percentage. The Fund buys or sells stocks in accordance with the current Index for that trading day.

--------
* To own all the stocks in the Conseco StockCar Stocks Index, we estimate the Fund needs to have at least $25 million to invest. (As of Sept. 30, 1999, it had $4.9 million.) Until the Fund reaches that investment level, we may buy a selection of stocks -- and other securities -- chosen to track the Index as closely as possible. During this startup investing phase, we can't guarantee that our selection will come close to matching the Index's performance.

During the year, new companies that belong in the Index are added at the end of each calendar quarter. At the end of the year, companies that no longer belong in the Index are removed and the Fund sells the stock of such companies. Then, the Index and the Fund are rebalance and the process repeats.

RED AND YELLOW FLAGS

THE RISKS OF INVESTING IN THE FUND

Your Basic Red Flag

Like stock cars themselves, the Fund holds the potential for superior performance. But the Fund makes no guarantees. Investing in it is not exactly a spin around the block. It's more like driving on a speedway. Follow the rules of the road in the neighborhood and you should get by. Play by the rules on the speedway and you still might crash. You could lose part or even all of the money you invest in the Fund, just as you can with any mutual fund.

Yellow Flags: Possible Causes of Loss in Your Fund

The prices of the stocks that the Fund invests in may fall. The price of a company's stock may fall because of problems at the company. A price decline may also have little or no basis in fact -- the price may fall just because investors suspect the company may have problems.

Then again, declining stock prices may have nothing to do with events at a particular company, but may result from changing stock-market or economic conditions, actions on the part of the U.S. government or other governments around the world, or from a simple lack of investor confidence. In the past, stocks and the stock market have recovered, but some of these slumps have lasted for months and even years.

Stock prices for small- and medium-size companies tend to fluctuate more than stock prices for large companies. Approximately 47% of the stocks in the Index are stocks of small- and medium-size companies. Stocks in such companies have often suffered more in stock-market slumps than large-company stocks. They usually don't have as many resources as large companies to tide them over through hard times. What's more, investors are usually less willing to put their money into small- and medium-size company stocks. That may mean a small company's stock price may fall relatively farther than a large company's stock price before sellers can find investors willing to buy.

--------------------------------------------------------------------------------
    Please note that the discussion of investment strategies and risks in this prospectus applies to the Fund's mature phase when it has $25 million or more invested

We invest in the stocks in the Index. We do not research the outlook for the companies we invest in, and we do not avoid stocks that we think won't do well. In investing, as in stock-car racing, points you've earned at the end of the race matter more than your standing at the end of any lap. That's the philosophy behind index investing. It makes for a simple race plan: We invest in the companies listed in the Index and we stay invested in them.

That describes what index investing does. And it means there's one thing it doesn't do: An index fund doesn't do research that will help predict which stocks will break away from the pack or which will lag behind. Over the long haul, indexers believe that the simplicity and consistency of their approach -- investing in a group of companies and sticking with them -- will pay off. But that means an index fund makes no effort to avoid stocks that may trail the field.

The companies that make up the Index may change, which could affect the Fund's performance. The NASCAR Winston Cup's sponsors and supporters may change from year to year. These changes usually result from everyday business decisions. A company's marketing campaign to NASCAR fans may have run its course, for example. Changes like that can mean that well-established companies with strong track records are leaving the Index -- and companies without such strong records are replacing them. (Of course, it could also mean just the opposite: that stronger companies are replacing the companies leaving the Index.) In either case, according to our investment policy, the Fund would have to invest in the new companies in the next calendar quarter and sell its stock in the companies that leave the Index at the end of the calendar year. That could slow Fund performance.

A related risk is that the popularity of the NASCAR Winston Cup Series, or the teams that race in it, may decline among fans and sponsors. If that happens, fewer companies or weaker companies might be listed in the Index.

The Fund runs a greater risk of loss than a fund that invests in a wider range of stocks. A rule of investing says that the more widely you spread your investments, the less likely one bad investment will damage you. If you divide your investments equally between two companies and one goes out of business, you lose half your money. If you divide your investments equally among 100 companies and one goes out of business, you lose only 1%.

By the same token, if you invest equally in two stocks and one doubles in price, it increases the total value of your investment by 50%. If you invest equally in 100 stocks and one doubles in price, it would increase the total value by 1%. The rules apply, of course, whether you invest $1,000 or $1 million. While the stocks that make up the Index represent many industries, the Fund can invest only in those stocks listed in the Index. Therefore, it has a higher risk of loss than a mutual fund that can spread its investments, and its risks, more widely.

IS THE FUND RIGHT FOR YOU?

You should consider investing in the Fund if you are looking to increase the value of your investment over the long term. That last part is important. Over longer periods -- five years or more -- stocks have usually done better than other financial investments, like bonds. But stock prices change from day to day, much more so than bonds, and sometimes by quite a lot. That fact has two consequences:

* The value of an investment in the Fund, which itself invests almost totally in stocks, will fall and rise in price more than an investment that is less concentrated in stocks.

* Because that daily price variation is constant and the superior performance of stocks builds up slowly, your risk of loss is greater if you invest in the Fund for just a short time.

Keep in mind, too, that the Fund has not been in business long, so no information exists on how the Fund has performed over a wide range of stock-market conditions.

FUND PERFORMANCE

The bar chart below shows the total return on Direct Class shares of the Fund in its first calendar year. Because the Advisor Class shares have not completed a full calendar year, Direct Class share performance is presented here. Direct shares are not offered in this prospectus. Advisor Class shares should have substantially similar returns, however, because they make the same investments as Direct Class shares and have the same total expenses.

                                1999 Total Return
                               Direct Class Shares

                            ------------------------
                                      1.10%
                            ------------------------
                                      1999
                            ------------------------

The Fund's return from Jan. 1, 2000 to March 31, 2000 was -5.34%.
The Fund's best quarterly return, 4.73%, came in 2Q99.
Its worst quarterly return, -8.42%, came in 3Q99.

The table below shows how the Fund's returns have measured up to the returns of the S&P 500 Index. It gives you an idea of how the Fund's performance has varied compared to a widely used stock-market benchmark.

SIDEBAR A Look Under the Hood

The S&P 500 Index is a widely used benchmark of U.S. stock market performance. The stocks in the S&P 500 represent companies from every segment of American industry. Standard & Poor's, the company that created and maintains the S&P 500 Index, has chosen the companies because of their importance to the economy and because their stocks are owned by a large number of investors and change hands frequently.

AVERAGE ANNUAL TOTAL RETURN*
(as of Dec. 31, 1999)

---------------------------- ----------------------- --------------------------
                                     1 YEAR                SINCE INCEPTION
                                                             OCT. 1, 1998
---------------------------- ----------------------- --------------------------
Direct Class shares                   1.10%                    16.70%
---------------------------- ----------------------- --------------------------
S&P 500 Index                        21.04%                    51.93%
---------------------------- ----------------------- --------------------------
Conseco StockCar Stocks              -0.22%                    15.51%
Index
---------------------------- ----------------------- --------------------------

* Advisor Class shares carry a 4% maximum sales load that is not reflected in the Direct Class shares' average annual total return. If the Advisor Class shares' average annual total return reflected this sales load, it would be lower.

As you review the Fund's performance, please keep in mind that its past performance does not necessarily indicate how it will perform in the future.

ABOUT FUND SHARE CLASSES

The Fund offers two classes of shares: Advisor Class shares and Direct Class shares, available through a separate prospectus. Direct shares come without up-front or deferred sales charges and without professional investment advice. Advisor Class shares carry an up-front sales charge, which covers the cost of professional investment advice. You pay the sales charge when you buy the shares. You can buy Advisor Class shares from your registered financial professional.

For complete details, check "In the Driver's Seat: Managing Your Fund Shares."

FEES AND EXPENSES

The tables below describe the fees and expenses you may pay if you buy and hold shares of the Fund.

    ADVISOR CLASS SHAREHOLDER FEES (fees paid directly from your investment)

                 ---------------------------- ----------------
                 Maximum up-front
                 sales charge                       4.0%
                 ---------------------------- ----------------
                 Maximum deferred
                 sales charge                       None
                 ---------------------------- ----------------

The Fund will assess a fee of 0.50% of the value of the shares you sell if you sell them less than six months after purchasing them.

ADVISOR CLASS ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from total Fund assets)

Management fees                                               1.05%    (1)
Distribution (12b-1) fees                                     0.25%    (2)
Other expenses                                                0.71%
---------------------------------------------
Total annual Fund operating expenses                          2.01%
Less: Expense waivers and/or reimbursement                   (0.51%)
---------------------------------------------
Total net expenses                                            1.50% (3)

1. Management fees include a fee of 0.65% for investment advisory services to Conseco Capital Management, Inc., and 0.40% for administrative and other services to Conseco Services, LLC.

2. 12b-1 fees cover a fund's sales, marketing and promotional expenses. Because they are paid out of the Fund on an ongoing basis, they increase the cost of your investment the longer you hold it and may end up costing you more than other types of sales charges.

3. The Adviser and Administrator have agreed to waive a portion of their fees and/or pay a portion of the Fund's expenses through April 30, 2002, to ensure that total annual operating expenses do not exceed 1.50% annually. They may recover any money waived under the contract provisions, to the extent that actual fees and expenses are less than the 1.50% expense limitation, for a period of three years after the date of our waiver. For additional information, see "Management of the Fund."

ADVISOR CLASS EXPENSE EXAMPLE

The following example should help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Advisor class shares of the Fund for the time periods indicated and then sell all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------- --------------- ---------------- --------------- --------------
                     1 YEAR          3 YEARS         5 YEARS        10 YEARS
--------------- --------------- ---------------- --------------- --------------
Advisor Class         $544            $835           $1,147          2,027
--------------- --------------- ---------------- --------------- --------------

           GARAGE PASS: INSIDE THE CONSECO STOCKCAR STOCKS INDEX FUND

GREEN FLAG

HOW THE FUND OPERATES

The Fund seeks growth of capital and current income by investing in the stocks of companies of the Conseco StockCar Stocks Index.

The Index lists any company whose stock is available to the general public and that fits into one of the following seven categories:

* NASCAR Winston Cup Series Sponsor: a company that sponsors the entire 34-race NASCAR Winston Cup Series
* Lead Race Sponsor: a company that sponsors one or more races in the NASCAR Winston Cup Series
* Primary Car Sponsor: a company that acts as the lead sponsor for one of the roughly 45 stock cars that race in the NASCAR Winston Cup Series every year. You can tell a car's primary sponsor by the corporate logo -- it's the one on the hood of the car.
* Major Product Sponsor: a company that provides products, such as gasoline, tires or beverages, to any of the NASCAR Winston Cup racing teams
* Track Owner: a company that owns all or part of any of the tracks that host the 34 NASCAR Winston Cup Series races
* Licensee: a company that produces a product related to the NASCAR Winston Cup Series under a licensing agreement with NASCAR
* Broadcaster: a company that broadcasts NASCAR Winston Cup races on television, radio or via the internet under an agreement with NASCAR

The Index has no minimum earnings qualification -- it doesn't matter how much or how little a company earns from its participation in the NASCAR Winston Cup Series as long as it fits into one of the seven categories. The Index has a size limit. To be listed, a company's stock must initially have a total market value of at least $100 million.

GOING FLAT OUT

HOW THE FUND INVESTS

We aim to invest 95% of the Fund's net assets in the stocks of the companies listed in the Index. At the beginning of each year, as noted in PACE LAP, we invest the net assets equally in all Index stocks. From then on, the weight of each Index stock changes with changes in its price. This means that, over the course of the year, the Fund invests according to stock performance: It puts more money into the Index stocks that have done better, less into those that have trailed behind.

SIDEBAR A Look Under the Hood

Just like any other mutual fund, the Fund's assets are the stocks and other investment securities purchased with money from its shareholders plus any gains (or minus any losses) from these investments. The Fund's net assets equal the purchase price of the stocks and securities, plus gains -- or minus losses -- from investment performance, minus any amounts, usually small, that the Fund might owe to others.

We try to come within 95% of the total return of the Index stocks. That's before we deduct fees and expenses. We don't normally expect to match 100% of the Index's total return, even before we take out fees and expenses, because we can't invest all the Fund's assets in Index stocks. On one hand, we have to keep some cash on hand to pay Fund shareholders for shares they might want to sell. On the other, it takes time to invest all the cash we receive from the purchase of new shares. Besides the cash on hand, the Fund has to pay commissions on the stocks that it buys and sells. Those costs also cause its performance to deviate from the Index's.

Under the supervision of the Board of Directors of the Fund, the Adviser is responsible for investing the Fund's money to try to match the performance of the Conseco StockCar Stocks Index. If the correlation between the Fund's performance and Index's performance is not maintained, the Board may take actions, including changing the fee structure and/or the investment policies of the Fund, as needed, to reduce the performance deviation.

SIDEBAR A Look Under the Hood

A stock's total return equals the change in its price plus any dividends that it pays during the period an investor owns it. If the stock gains in price the return will be positive. But if its price falls it will have a negative return. Since you add dividends to the calculation, a stock that pays dividends -- not all do -- has an extra return above price change alone.

THAT OTHER 5%

The Fund can invest up to 5% in the money market, in bonds issued by the U.S. Treasury and government agencies. This is a way of earning interest on the cash we have on hand.

THE ENGINE

INDEX INVESTING

We mentioned this briefly before in PACE LAP, but we should emphasize it again. It's all in our name: the Conseco StockCar Stocks Index Fund is an index fund. Unlike actively managed stock mutual funds, we don't pick just those stocks we think will finish well -- we invest in the stocks in the Index. We believe our approach makes sense over the long run. Historically, stocks have gained more value than any other financial investment, like bonds or savings accounts.

We're not saying that index investing beats active management, the technique used by many mutual funds. Both index investing and active management have their place: Active management applies research to spot those stocks with breakaway potential and to steer clear of those that may crash. This double-edged formula has often beaten index investing in the past, but it's like stockcar racing in one sense: There's no telling in advance which actively managed fund can successfully pick the winners out of the pack and avoid the losers.

Then, too, actively managed mutual funds may trade stocks frequently. They may sell stocks because they think they have gone as far as they're likely to go or because they haven't lived up to expectations. They will jump into others with strong performance potential according to their research. Index mutual funds tend to buy and sell stocks less often. Remember, they're not trying to beat the market -- they simply aim to match the performance of a certain group of companies by owning shares in every one of them.

Whenever active investors buy or sell stock they have to pay a commission. When they take a profit by selling a stock that has gained in price, they have to pay tax on that profit. The tax payment comes out of their gain, just as commissions do. Index investors pay commissions and taxes too, of course. But since they tend to buy and sell less, they end up paying less.

So Index funds can offer investors a less expensive way of investing in a broad market segment. That means index funds may be right for investors who favor a particular industry or a group of related industries but who are not familiar with individual companies. It also means index funds could work for new investors who want to learn how mutual funds and stock markets work as a first step in a lifelong investment program.

THE CONSECO STOCKCAR STOCKS INDEX

The American Stock Exchange ("AMEX") calculates and publishes the Index's daily value, under the ticker symbol RCE. The Adviser tells the AMEX when a company is qualified or disqualified for listing in the Index. Once a company has become eligible, the Index has to list it by the next calendar quarter. (Calendar quarters begin Jan. 1, April 1, July 1 or Oct. 1.) The Index delists a company that becomes ineligible at the end of the year in which it became ineligible.

SIDEBAR The Word from Pit Road

To return to equal weighting at the end of each year -- where the stocks in the Index account for 1/54 of the Fund's total investment -- we buy and sell stocks to match the Index.

The 54 stocks included in the Conseco StockCar Stocks Index reflect the broad corporate support for NASCAR racing. Standard & Poor's, which tracks the performance of the 1,500 companies that account for 87% of the total stock-market value in the United States, has divided American business into 11 major sectors. The Index contains companies from 10 of them. The companies in the Index also come in all sizes. As of June 11, 1999:

* 53.4% were large caps, or large-capitalization companies, whose total stock-market value exceeded $10 billion.
* 27.6% were mid caps, companies whose stock-market value ranged between $1 billion and $10 billion.
* 19.0% were small caps with less than $1 billion in market value.

[DIAGRAM]

List the companies in the Index, their ticker symbols and the logos they use in the Winston Cup along with the following caption:

Company Name                                         Ticker
------------------                                   ------
Action Performance Companies Inc                     ACTN
Associates First Capital Corp                        AFS
Ashland Inc                                          ASH
Bellsouth Corp                                       BLS
BP Amoco LP                                          BPA
Anheuser Busch Companies Inc                         BUD
Caterpillar Inc                                      CAT
CBRL Group Inc                                       CBRL
CBS Corp                                             CBS
Clorox Co                                            CLX
Conseco Inc                                          CNC
Du Pont EI de Nemours                                DD
Deere and Co                                         DE
Walt Disney Co                                       DIS
Dover Downs Entertainment Inc                        DVD
Eastman Kodak Co                                     EK
Exide Corp                                           EX
Ford Motor Company                                   F
Federal-Mogul Corp                                   FMO
Global Crossing Ltd                                  GBLX
General Electric Co                                  GE
General Mills Inc                                    GIS
General Motors Corp                                  GM
Go.com                                               GO
Genuine Parts Co                                     GPC
Goodyear Tire and Rubber Co                          GT
Home Depot Inc                                       HD
International Speedway Corp                          ISCA
Kellogg Co                                           K
Kmart Corp                                           KM
Coca Cola Co                                         KO

Kroger Co                                            KR
MBNA Corp                                            KRB
Lowes Companies Inc                                  LOW
Mattel Inc                                           MAT
McDonalds Corp                                       MCD
Philip Morris Companies Inc                          MO
NationsRent Inc                                      NRI
Quaker Oats Co                                       OAT
Oakwood Homes Corp                                   OH
Peco Energy Co                                       PE
Pepsico Inc                                          PEP
Pfizer Inc                                           PFE
Procter and Gamble Co                                PG
Pennzoil Quaker State Co                             PZL
Racing Champions Corp                                RACN
RJ Reynolds Tobacco Holdings Inc                     RJR
Adolph Coors Co                                      RKY
Sears Roebuck and Co                                 S
Tosco Corp                                           TOS
Speedway Motorsports Inc                             TRK
Time Warner Inc                                      TWX
Texaco Inc                                           TX
Exxon Mobil Corporation                              XOM

The 54 stocks listed above are included in the Index as of Jan. 1, 2000 and reflect the broad support NASCAR racing enjoys among American companies.

         CONSECO STOCKCAR STOCKS INDEX FUND TEAM: MANAGEMENT OF THE FUND

THE DRIVER

THE FUND'S INVESTMENT ADVISER

Conseco Capital Management, Inc. ("CCM"), located at 11815 N. Pennsylvania Avenue, Carmel, Indiana 46032, is a wholly owned subsidiary of Conseco, Inc., a publicly owned financial services company that provides specialized annuity, life and health insurance products. CCM manages investments for Conseco Fund Group and other affiliated mutual funds, as well as for foundations, endowments, corporations, governments, unions and wealthy individuals. As of Dec. 31, 1999, CCM managed more than $42.2 billion.

CCM annually receives a fee of 0.65% of the Fund's average daily net assets for its services.

ADVISORY FEES

For the fiscal year ended Sept. 30, 1999, the Adviser received $11, 599 for advisory services provided. These advisory fees were paid to StockCar Stocks Advisors, LLC, the Fund's investment adviser from Oct. 1, 1998, when the Fund began operations. CCM acquired the assets of StockCar Stocks Advisors, LLC on April 28,2000 and assumed the investment management of the Fund.

THE CREW

THE FUND'S ADMINISTRATOR

Conseco Services, LLC is the Fund's Administrator. It is responsible for:

* Reports required by the federal Securities and Exchange Commission ("SEC") and state securities commissions
* Maintaining the Fund's books and records
* Reports for the Fund's board of directors
* Proxy statements and shareholder reports

Conseco Services receives a fee for these services at an annual rate of 0.40% for the first $50,000,000; 0.30% for the net $25,000,000; and 0.20% in excess of
$75,000,000 of the Fund's average daily net assets.

                      A FINAL CHECK: IMPORTANT FUND DETAILS

THE FUND'S PLACE IN THE RACE

CALCULATING DAILY SHARE PRICE

Like most other mutual funds, the Fund's daily share price reflects the market value of all the stocks and bonds it owns, plus cash on hand, minus any liabilities. That daily calculation provides the Fund's total net asset value. Divide the net asset value by the number of shares outstanding and you get the net asset value per share. As a result, the Fund's share price is also called its Net Asset Value, abbreviated simply as NAV.

We normally compute the Fund's NAV at the end of regular trading hours -- 4 PM Eastern time -- every day the New York Stock Exchange ("NYSE") is open for business. We value the stocks and bonds the Fund owns at their market price at that time. If we cannot easily find a price quote, we estimate the price in accordance with guidelines approved by the Fund's board of directors.

THE PURSE

HOW THE FUND PAYS OUT DIVIDENDS AND DISTRIBUTIONS

The Fund pays out at least 90% of its net investment income to its shareholders annually in proportion to the number of Fund shares each of them owns. Note that Direct Class and Adviser Class shares could each receive a different amount of net investment income because of differing initial sales charges.

SIDEBAR A Look Under the Hood

Net investment income equals all stock dividends a fund's investments earn, plus any interest it receives on the bonds it owns, minus expenses.

The Fund pays out all capital gains, which is the profit it makes on investments when it sells them. This payout is called a capital gain distribution. We will automatically use the dividends and distributions earned by your investment to purchase additional Fund shares for your account. If you prefer to have them paid directly to you by check, please notify us in writing at the address listed in Buying or selling shares by mail under CONTACTING THE PIT.

TAXES ON YOUR FUND INVESTMENT

The Fund's shareholders, not the Fund itself, ordinarily pay taxes on its dividends and distributions, as is the case with most mutual funds. You will owe the taxes whether or not you choose to receive your distributions and dividends in cash or reinvest them. The amount you owe will depend on many factors.
The most important are:

* Your income tax bracket
* How long the Fund has owned the stock in companies that it sells
* How long you've owned any shares in the Fund that you might sell

Because each investor's tax circumstances are unique and because tax laws are subject to change, we recommend consulting your independent tax advisor about your tax issues.

The amount of tax you owe each year on your Fund investment will depend on the amount of dividends and capital gain distributions the Fund pays out. Normally, the taxes will be due in the year dividends and distributions are paid, except for distributions declared in December and paid in January of the next year, which are taxable as if we paid them Dec. 31.

Dividends and capital gain distributions usually create the following tax liability:

-------------------------------------------- ----------------------------------
                TRANSACTION                             TAX STATUS
-------------------------------------------- ----------------------------------
Income payout                                Ordinary income
-------------------------------------------- ----------------------------------
Short-term capital gain distribution         Ordinary income
-------------------------------------------- ----------------------------------
Long-term capital gain distribution          Capital gain
-------------------------------------------- ----------------------------------

In addition, if you sell or exchange your Fund shares you may have a taxable gain or loss, depending on the price you bought your shares for and the price you sell them for.

-------------------------------------------- ----------------------------------
                TRANSACTION                             TAX STATUS
-------------------------------------------- ----------------------------------
You sell shares owned for more than one year Capital gain or loss
-------------------------------------------- ----------------------------------
You sell shares owned for one year or less   Gains treated as ordinary income,
                                             losses subject to special rules
-------------------------------------------- ----------------------------------

After Dec. 31 of each year, we will mail you a notice telling you how much your investment in the Fund has earned in dividends and distributions during the year and the federal tax status of these earnings -- whether they are taxable as ordinary income or as a short- or long-term gain.

Tax considerations for tax-deferred accounts, such as qualified retirement plans or nontaxable entities, will be different.

SIDEBAR A Final Yellow Flag

You must provide your Social Security or other taxpayer ID number on your Fund account application. If we do not have your number on record, you will be subject to backup withholding. That means the IRS requires us to withhold 31% of all earnings from your Fund investment. Consult your tax advisor for details.

TRACK RECORD

FINANCIAL HIGHLIGHTS

The table below provides a picture of the Fund's performance since it began operations. The information shown reflects results for a single Fund share. The total return represents the rate of return for an investor who reinvested all dividends and distributions. Tait, Weller & Baker of Philadelphia, Penn. has audited this information. Their report, along with the Fund's financial statements, are included in the Fund's annual report dated Sept. 30, 1999, which is available on request by calling 800-494-2755.

Financial Highlights

-------------------------------------------------- ----------------------------
                                                         Advisor Class shares
-------------------------------------------------- ----------------------------
PER-SHARE OPERATING PERFORMANCE                          8/2/99-9/30/99 1
-------------------------------------------------- ----------------------------
Net Asset Value at
  beginning of period                                         $14.40
-------------------------------------------------- ----------------------------
INVESTMENT OPERATIONS
-------------------------------------------------- ----------------------------
Net investment income                                           0.01
-------------------------------------------------- ----------------------------
Net realized and unrealized
  (loss) on investments                                        (0.92)
-------------------------------------------------- ----------------------------
TOTAL FROM INVESTMENT OPERATIONS                               (0.91)
-------------------------------------------------- ----------------------------

-------------------------------------------------- ----------------------------
NET ASSET VALUE, END OF PERIOD
                                                              $13.49
-------------------------------------------------- ----------------------------
TOTAL RETURN                                                   (6.32)%
-------------------------------------------------- ----------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------- ----------------------------
Net assets,
End of period (in 000's)                                     $208.00
-------------------------------------------------- ----------------------------
Ratio of expenses to average net assets                         1.41% (2)
Ratio of net investment income (loss) to
  average net assets                                            0.63% (2)
-------------------------------------------------- ----------------------------
Portfolio turnover rate                                         6.60%
-------------------------------------------------------------------------------

1 The Fund first sold Advisor Class shares to the public on Aug. 2, 1999. 2 Annualized.

                            MANAGING YOUR FUND SHARES

CONTACTING THE PIT

IMPORTANT INFORMATION ABOUT CONTACTING THE CONSECO STOCKCAR STOCKS INDEX FUND

By phone
     800-494-2755, 24 hours a day

By mail
     Conseco StockCar Stocks Index Fund - Advisor Class
     Attn: Administrative Offices
     11815 N. Pennsylvania St., K1B
     Carmel, IN 46032

Buying or selling shares by mail, including overnight mail
     Conseco StockCar Stocks Index Fund - Advisor Class
     c/o Declaration Service Company
     555 North Lane, Suite 6160
     Conshohocken, PA 19428
     800-494-2755

OUR BUSINESS HOURS

We're open for business and you can buy and sell shares whenever the NYSE is open for business. That's any weekday except: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day.

MINIMUM FUND INVESTMENTS

                                 To open an account       $250
                Each new investment after the first       $50
               To open an automated investment plan       $50

                      We cannot accept third-party checks.

Keeping track

We'll send you written confirmation of each transaction. These confirmations serve as your proof of ownership since we do not issue certificates.

"NASCAR," the trademark of the National Association of Stock Car Racing, has been licensed for use by Conseco, Inc. and its affiliates as NASCAR's official financial services provider. The National Association of Stock Car Racing does not sponsor, endorse, sell or promote the Conseco StockCar Stocks Index Fund or the Conseco StockCar Stocks Index. Nor does the National Association of Stock Car Racing make any representation regarding the advisability of investing in the Conseco StockCar Stocks Index Fund.

START YOUR ENGINES

THREE EASY WAYS TO INVEST IN THE FUND

THROUGH YOUR FINANCIAL PROFESSIONAL

You can buy shares of the Fund through any authorized broker/dealer, financial planner or a financial institution, such as a bank. These organizations and individuals may maintain their own procedures for buying and selling shares and may charge fees. Your financial professional will have the details.

BY MAIL

Mail your completed application and a check payable to the Conseco StockCar Stocks Index Fund - Advisor Class to one of the addresses listed in Buying or selling shares by mail under CONTACTING THE PIT.

BY BANK WIRE

Mail your completed application to one of the addresses listed in Buying or selling shares by mail under CONTACTING THE PIT. The application must be received and processed before you wire your money. Then, wire your investment to:
     ABA# 031201467
     Credit to:
Declaration Service Company
Account #201422469583

     Further credit to:
     *   Conseco StockCar Stocks Index Fund
     *   Your account name

THE SET-UP

PAYING FOR YOUR FUND INVESTMENT

The price you pay for Advisor Class shares equals the Fund's current share price plus a sales charge that varies according to the amount you invest:

--------------------------- ---------------------------- ----------------------
IF YOUR PURCHASE IS ...     YOUR SALES CHARGE AS A %     THE ONE-TIME DEALER
                            OF THE SHARE PRICE IS...     ALLOWANCE AS A % OF
                                                         PURCHASE PRICE
--------------------------- ---------------------------- ----------------------
$250 to $99,999                         4.00                     3.50%
--------------------------- ---------------------------- ----------------------
$100,00 to $249,999                     3.00                     2.50%
--------------------------- ---------------------------- ----------------------
$250,000 to $499,999                    2.00                     1.75%
--------------------------- ---------------------------- ----------------------
$500,000 to $999,999                    1.00                     0.75%
--------------------------- ---------------------------- ----------------------
$1,000,000 and over                     none                     None
--------------------------- ---------------------------- ----------------------

You may be able to reduce the sales charge on the purchase of your Fund shares:

* If you sign a letter of intent agreeing to invest a definite amount in the Fund in the 13 months following your purchase, we will calculate the sales charge as if you had purchased all the shares at one time.

Consult your registered financial professional or the Conseco StockCar Stocks Index Fund's Statement of Additional Information for further details on our share cost reduction programs.

Paying for Shareholder Services

The Fund has adopted a 12b-1 service plan to compensate Conseco Equity Sales, Inc. for distributing Fund shares and servicing shareholder accounts. The Fund pays ongoing fees of up to 0.25% of average daily net assets. This will increase the cost of your investment and reduce its return.

In addition, Conseco Equity Sales may retain the sales charge you pay and may make payments to brokers, dealers and other financial intermediaries for providing shareholder services and for covering their sales-related costs. These payments may not exceed an annual rate of 0.25% of average daily net asset value.

REFUELING

IMPORTANT INFORMATION ABOUT BUYING FUND SHARES

     * You pay for your shares at the next share price calculated after we receive your order.

     * You must make your initial purchase by mail or wire.

     * If you buy shares through a financial professional, it is the professional's responsibility to forward your purchase order before the close of business on the NYSE, normally 4 PM Eastern time. You should check to see whether your financial professional has an earlier daily deadline for forwarding purchase orders.

     * Payment for shares purchased through a financial institution, such as a bank or an authorized broker/dealer, is due on the settlement date, normally three days after we have received your order. (If you or your financial professional is making payment via federal funds wire, be sure to get a confirmation number. You may need it to ensure timely credit.)

     * We can only accept checks in U.S. dollars drawn on U.S. funds.

     * We may charge a fee on purchase checks that do not clear.

     * To ensure that all checks have cleared, we do not allow investors to sell shares purchased by check until they have owned the shares at least 15 days.

     * We reserve the right to cancel any purchase order.

CHECKERED FLAG

IMPORTANT INFORMATION ABOUT SELLING FUND SHARES

If you sell by phone

     * Neither the Fund nor its transfer agent is responsible for verifying whether a telephone sales order is genuine. We do, however, protect you with these safeguards:

     -   We record telephone orders.
         - We require callers to provide specific identifying information.
         -        We send written confirmation of your order within five days.

     * You cannot place orders by phone if you have rejected the telephone privilege on your account application.

If you sell through your financial professional

Your financial professional may

     *   Have separate procedures for buying and selling shares.
     *   Charge fees for processing your sales request, even though we do not.

If you sell by mail

Send your request to the address in Buying or selling shares by mail under CONTACTING THE PIT.

We require a signature guarantee for sales of Fund shares totaling $10,000 or more. You can obtain a signature guarantee from most financial institutions, such as banks, brokers/dealers, credit unions and savings associations, but not from a notary public.

Information required on all sale requests

     * Include your account number, your account's name and your Social Security or taxpayer identification number with your sales request.
     * State either the number of shares you wish to sell or the amount you wish to receive from the sale.

Calculating the proceeds from your sale

     * We sell your shares at the next share price calculated after we receive your request, either from you directly or through your registered financial professional.
     * If you submit your sales request through a registered financial professional, it is the financial professional's responsibility to transmit your request prior to the close of the New York Stock Exchange to receive that day's share price. You should check to see if your financial professional has an earlier daily deadline for forwarding sales requests.

     Receiving the proceeds from your sale

     * You should receive a check for the net proceeds of your sale within seven business days. We may, however, delay payment if the check you used to purchase the shares you're selling has not cleared.
     * We will mail the check for the proceeds of the sale of your shares to the address listed on your account application.
     * Under extraordinary circumstances specified by law we may temporarily suspend payment.

THE VIP TREATMENT

SPECIAL SHAREHOLDER SERVICES

We offer an array of special services free of charge to make investing in the Fund easy.

     * Preauthorized investing lets you set up debits from your checking account for $50 or more every month to purchase mutual fund shares. You may even qualify for a waiver of the minimum on purchases made through payroll deduction or qualified retirement plans.

     * Electronic buying and selling lets you transfer money directly between your bank and Fund accounts to buy or sell as little as $50 or as much as $50,000. To take advantage of this feature, simply fill out the "Automatic Investment Program," on your account application.

BACK COVER

More information on the Fund is available free upon request.

SHAREHOLDER REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders.

In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (SAI) is on file with the SEC and is incorporated by reference into (and is legally considered part of) this prospectus. The SAI provides more details about the fund and its policies.

TO OBTAIN A SHAREHOLDER REPORT, SAI OR OTHER INFORMATION FREE OF CHARGE, CONTACT
US:

by telephone:
800-494-2755

by mail:
CONSECO STOCKCAR STOCKS INDEX FUND
C/O DECLARATION SERVICE COMPANY
555 NORTH LANE, SUITE 6160
CONSHOHOCKEN, PA 19428

on the Internet:
You can view text-only versions of the prospectus and other Fund details online or download them from:

SEC
HTTP://WWW.SEC.GOV

Conseco StockCar Stocks Mutual Fund, Inc.
HTTP://WWW.STOCKCARSTOCKS.COM

You can review and copy the documents at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 202-942-8090 for further details. The SEC will furnish hard copies of the documents, upon payment of a duplicating fee, through the Public Reference Section. Address your request to:

Public Reference Section of the SEC
Washington, DC 20549-6009

Conseco StockCar Stocks Index Fund
Registration Number: 811-8791